EXHIBIT 1.01

Flex Ltd.
Conflict Minerals Report
For the reporting period from January 1 to December 31, 2021

1.    INTRODUCTION

This Conflict Minerals Report (this “Report”) of Flex Ltd. (the “Company,” “we,” “us,” or “our”) is provided in accordance with Rule 13p-1 under the Securities Exchange Act of 1934, as amended (“Rule 13p-1”) for the reporting period from January 1 to December 31, 2021 (the “Reporting Period”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 13p-1 in 2012 to implement reporting and disclosure requirements related to certain minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act. Rule 13p-1 requires the disclosure of certain information on Form SD by SEC registrants (“Registrants”) that manufacture or contract to manufacture products that use minerals specified in Form SD that are necessary to the functionality or production of these products (“Necessary Conflict Minerals”). These minerals are columbite-tantalite (coltan), cassiterite, wolframite, gold, and their derivatives, which are limited to tantalum, tin, and tungsten (collectively, “Conflict Minerals”). Form SD identifies certain countries from which Conflict Minerals are sourced as “Covered Countries” and requires Registrants to determine, among other things, whether their Necessary Conflict Minerals originated in any Covered Country and fund “Armed Groups” (as such term is defined in Form SD). Covered Countries are the Democratic Republic of the Congo (the “DRC”) and countries adjoining the DRC. The reporting requirements of Rule 13p-1 apply to Registrants regardless of the geographic origin of their Necessary Conflict Minerals and whether or not such Necessary Conflict Minerals fund Armed Groups.

Form SD requires Registrants to conduct, in good faith, a “reasonable country of origin inquiry,” or “RCOI,” with respect to their Necessary Conflict Minerals. The purpose of the RCOI is to determine whether any of the Registrant’s Necessary Conflict Minerals originated in a Covered Country or are from recycled or scrap sources.

If, based on its RCOI, a Registrant knows that any of its Necessary Conflict Minerals originated in a Covered Country and is not from recycled or scrap sources, or has reason to believe that its Necessary Conflict Minerals may have originated in a Covered Country and has reason to believe that such Necessary Conflict Minerals may not be from recycled or scrap sources, the Registrant must exercise due diligence on the source and chain of custody of its Necessary Conflict Minerals, in accordance with a nationally or internationally recognized due diligence framework, if such a framework is available for the particular Conflict Mineral. Form SD describes further actions a Registrant must take based on the results of its due diligence on the source and chain of custody of its Conflict Minerals.

We design, build, ship and service complete packaged consumer and industrial products, primarily electronics, for companies of all sizes in various industries and end-markets. We manufacture or contract to manufacture many products that use Necessary Conflict Minerals. We primarily purchase component parts and generally do not purchase raw ore or unrefined Conflict Minerals. We generally do not have direct contractual relationships with the originating mines, or the smelters or refiners of the Conflict Minerals that end up in our products. These mines are many layers upstream from us in our global supply chain, and therefore we need to rely on our thousands of direct suppliers as well as industry initiatives for source information on the Conflict Minerals in our products. In addition, many of our customers require us to use their chosen suppliers in the manufacture of their products and we typically do not have direct contractual relationships with these suppliers. In such cases we must rely on the cooperation of our customers and their designated suppliers for Conflict Minerals source information.

In accordance with the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, Third Edition (the “OECD Guidance”), the internationally recognized standard on which our Company’s Conflict Minerals compliance system is based, we support an industry initiative that audits Conflict Minerals smelters’ and refiners’ due diligence activities. That industry initiative is the Responsible Business Alliance’s (“RBA”) and Global e-Sustainability Initiative’s Responsible Minerals Initiative (“RMI”). The data on which we relied for certain statements in this report was obtained through our membership in the RMI, using their RCOI report for member “FLEX.” We are a charter member of the RBA and have periodically held a board seat in the organization since its formation in 2004. We embrace and support the RMI’s due diligence and reporting processes to encourage transparency throughout the supply chain.

2.    RCOI PROCESS AND RESULTS

For products manufactured during the Reporting Period, we performed a RCOI on the Necessary Conflict Minerals found in the products we manufacture or contract to manufacture. We utilized the RMI’s Conflict Minerals Reporting Template (“CMRT”) to query the suppliers identified in the assessment of our supply chain as to the sources of the Necessary Conflict Minerals in the products they supply to us. After collecting responses to our CMRT queries from suppliers, we evaluated the responses for completeness and plausibility, and we engaged in follow-up communications with suppliers as appropriate. Some suppliers provided us with “company-level” CMRT responses that include Conflict Minerals information for all products sold by the supplier to its customers even though we may have purchased only a limited subset of such products from the supplier.

Based on our RCOI described above, we have reason to believe that some of these Conflict Minerals may have originated from the Covered Countries and may not be from recycled or scrap sources.

3.    DUE DILIGENCE PROCESS

Based on the results of our RCOI, and as required by Form SD, we conducted due diligence on the source and chain of custody of our Necessary Conflict Minerals (“Due Diligence”) to ascertain whether these Conflict Minerals originated in the Covered Countries and finance or otherwise benefited Armed Groups.

3.1    Design of Our Due Diligence Measures

Our Due Diligence measures have been designed to conform with the OECD Guidance, as applicable for tin, tantalum, tungsten, gold and downstream companies (as the term is defined in the OECD Guidance). The design of our Due Diligence measures incorporates the following five-step framework as outlined in the OECD Guidance:

1.    Establish strong company management systems.
2.    Identify and assess risks in the supply chain.
3.    Design and implement a strategy to respond to identified risks.
4.    Carry out independent third-party audits of smelters’/refiners’ due diligence practices by participating in industry-driven initiatives.
5.    Report annually on supply chain due diligence.

3.2    Due Diligence Measures Performed

Our Due Diligence measures performed during the Reporting Period include:

Our continued efforts to manage the Company’s Conflict Minerals Compliance program through our Conflict Minerals Working Group which consists of cross-functional team member representatives from our compliance, corporate, social and environmental responsibility, procurement, internal audit and legal groups;

•Continued development of our compliance management framework and implementation plan, including business processes and IT systems to manage information requests and data sharing with customers and suppliers, consistent with the Company’s Conflict Minerals Policy, as described below;
•Ongoing engagement with customers and suppliers to remove smelters and refiners from the supply base, as necessary; and
•Participation in industry group initiatives to help define and clarify industry standards.

In addition, we communicated our Conflict Minerals Policy to our suppliers who supply us components containing Conflict Minerals. Our Conflict Minerals Policy includes the following:

•Our expectation that our suppliers source from socially responsible suppliers;
•Our expectation that our suppliers have policies and procedures in place to ensure that products and parts supplied to us are “DRC conflict-free” (as such term is defined in Form SD);
•Our expectation that our suppliers provide all necessary due diligence information to confirm that all Conflict Minerals supplied to us are DRC conflict-free;
•Our expectation that our suppliers pass these requirements on to their supply chain; and
•Statement that the above requirements are taken into consideration when selecting and retaining suppliers.

A copy of our Conflict Minerals Policy is publicly available on our website at www.flex.com/supplier-information/supplier-quality.

We surveyed 4,758 suppliers of components containing Conflict Minerals, representing approximately 84.91% of our global direct materials spend for the Reporting Period. As with our RCOI, we used the CMRT to collect information from these suppliers regarding the sources of the Necessary Conflict Minerals in the products they supply to us, including the processing smelters and refiners (“SORs”) and countries and mines of origin of such Conflict Materials.

Of the 4,758 suppliers surveyed, we received responses from 2,572 suppliers or approximately 54%. We evaluated the responses for plausibility, consistency and completeness, especially in terms of the reported Conflict Minerals content, and the origin of the Conflict Minerals. We also checked the conflict-free status of SORs on the RMI’s website.

We followed up with the suppliers surveyed, to the extent possible, on missing and inconsistent information, implausible statements regarding no presence of Conflict Minerals, incomplete data provided, responses that did not identify SORs, responses that indicated a sourcing location without complete supporting information from the supply chain, and organizations that were identified as SORs but not verified as such through further analysis and research. In addition, we followed up on cases where the supplier reported that a SOR does not source Necessary Conflict Minerals from the Covered Countries and the reported sourcing country is not a known reserve for the specified Conflict Mineral.

If a supplier did not provide the information requested, we initiated an escalation process. The escalation process included contacting alternate persons at the supplier, enlisting help from other Company locations engaged with the supplier, obtaining assistance from our global commodity team, and working with our customer(s) to contact the suppliers.

Based on our supplier survey, follow-up and, if necessary, escalation procedures as described above, we estimate that we had reliable responses from 2,461 suppliers, representing approximately 59.74% of our global direct materials spend for the Reporting Period, which we used to make our due diligence determination as required under Form SD.

We reported to the Audit Committee of the Company’s Board of Directors with respect to our Due Diligence processes and compliance activities.

4.    DUE DILIGENCE DETERMINATION

Based on the Due Diligence performed on certain of our products offered in our business groups as described below, we were unable to determine whether the Necessary Conflict Minerals contained in such products (not including Conflict Minerals that originated from recycled or scrap sources) originated in the Covered Countries, or, if they did originate in the Covered Countries, whether the mining of or trade in such Conflict Minerals directly or indirectly finance or otherwise benefit Armed Groups.

4.1    Product Descriptions

Flex is the diversified manufacturing partner of choice that helps market-leading brands design, build and deliver innovative products that improve the world. Through the collective strength of a global workforce across approximately 30 countries with responsible, sustainable operations, we deliver advanced manufacturing solutions and operate the most trusted global supply chain, supporting entire product lifecycle with fulfillment, after-market, and circular economy solutions for diverse industries including cloud, communications, enterprise, automotive, industrial, consumer devices, lifestyle, healthcare, and energy.

To drive efficiency and productivity the Company is organized around, and reports its financial performance based on, the following three operating and reportable segments:

•Flex Agility Solutions (“FAS”), which is comprised of the following end markets:
◦Communications, Enterprise and Cloud (“CEC”), including data infrastructure, edge infrastructure and communications infrastructure;
◦Lifestyle, including appliances, consumer packaging, floorcare, micro mobility and audio; and
◦Consumer Devices, including mobile and high velocity consumer devices.

•Flex Reliability Solutions (“FRS”), which is comprised of the following end markets:
◦Automotive, including next generation mobility, autonomous, connectivity, electrification, and smart technologies;
◦Health Solutions, including medical devices, medical equipment and drug delivery; and
◦Industrial, including capital equipment, industrial devices, renewables and grid edge.

•Nextracker, which is the leading provider of intelligent, integrated solar tracker and software solutions used in utility-scale and ground-mounted distributed generation solar projects around the world. Nextracker’s products enable solar panels to follow the sun’s movement across the sky and optimize plant performance.

4.2 Smelters and Refiners; Countries of Origin of Conflict Minerals

As noted above, as part of our Due Diligence, we received and validated Conflict Minerals declarations from 2,461 of our suppliers. These declarations include a total of approximately 308 SORs (161 smelters and 147 refiners) that processed Conflict Minerals used in the production of such suppliers’ products. Among these 308 SORs provided in the declarations, approximately 83.77% either have been certified as conformant with the Responsible Minerals Assurance Program’s (“RMAP”) (formerly known as the Conflict-Free Smelter Program) assessment protocols (“RMAP Conformant”) or have committed to undergo a RMAP audit (“RMAP Active”).

As many of these declarations are company-wide and not product specific, we believe these declarations may include SORs, and countries of origin for Conflict Minerals that are not applicable to the Conflict Minerals used in our products. Due to the many such company-wide declarations and the multiple levels of suppliers in our supply chain, we are unable to determine with certainty at this time which SORs or which countries of origin listed in the declarations actually provide the specific Conflict Minerals used in our products. The SORs identified by our suppliers in their declarations, as well as the countries of origin for their Conflict Minerals, are set forth in the Appendix to this Report.

4.3    Due Diligence Improvement Efforts

We expect to take the following steps, among others, to continue to improve our due diligence processes and further mitigate the risk that our Conflict Minerals finance or otherwise benefit Armed Groups:

•Increase supplier Conflict Minerals outreach;
•Increase the number and improve the quality of supplier survey responses;
•Support customers with their specific initiatives within their supply base;
•Improve quality check and follow-up process for suppliers’ survey responses;
•Inform and encourage smelters and refiners to participate in conflict-free industry initiatives such as the RMI;
•Actively participate in and support industry trade groups to help bolster awareness and communication throughout the supply chain;
•Train and educate our suppliers on our ongoing expectations regarding conflict-free sourcing;
•Reconsider our partnerships with suppliers who do not comply with our Conflict Minerals Policy; and
•Continue to refine our due diligence processes in accordance with the OECD Guidelines and supplements.

Appendix

Smelters and Refiners

Metal	Reference List	Name	Country	Smelter Identification
Gold	8853 S.p.A.*	8853 S.p.A.	ITALY	CID002763
Gold	Advanced Chemical Company*	Advanced Chemical Company	UNITED STATES OF AMERICA	CID000015
Gold	Aida Chemical Industries Co., Ltd.*	Aida Chemical Industries Co., Ltd.	JAPAN	CID000019
Gold	Al Etihad Gold Refinery DMCC*	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	CID002560
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.*	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	CID000035
Gold	Almalyk Mining and Metallurgical Complex (AMMC)*	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	CID000041
Gold	AngloGold Ashanti Corrego do Sitio Mineracao*	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL	CID000058
Gold	Argor-Heraeus S.A.*	Argor-Heraeus S.A.	SWITZERLAND	CID000077
Gold	Asahi Pretec Corp.*	Asahi Pretec Corp.	JAPAN	CID000082
Gold	Asahi Refining Canada Ltd.*	Asahi Refining Canada Ltd.	CANADA	CID000924
Gold	Asahi Refining USA Inc.*	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	CID000920
Gold	Asaka Riken Co., Ltd.*	Asaka Riken Co., Ltd.	JAPAN	CID000090
Gold	Aurubis AG*	Aurubis AG	GERMANY	CID000113
Gold	Bangalore Refinery*	Bangalore Refinery	INDIA	CID002863
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)*	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128
Gold	Boliden AB*	Boliden AB	SWEDEN	CID000157
Gold	C. Hafner GmbH + Co. KG*	C. Hafner GmbH + Co. KG	GERMANY	CID000176
Gold	CCR Refinery - Glencore Canada Corporation*	CCR Refinery - Glencore Canada Corporation	CANADA	CID000185
Gold	Cendres + Metaux S.A.*	Cendres + Metaux S.A.	SWITZERLAND	CID000189
Gold	Chimet S.p.A.*	Chimet S.p.A.	ITALY	CID000233
Gold	Chugai Mining*	Chugai Mining	JAPAN	CID000264
Gold	DSC (Do Sung Corporation)*	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	CID000359
Gold	DODUCO Contacts and Refining GmbH*	DODUCO Contacts and Refining GmbH	GERMANY	CID000362
_____________________________
* RMAP Conformant.
** RMAP Active.

Metal	Reference List	Name	Country	Smelter Identification
Gold	Dowa*	Dowa	JAPAN	CID000401
Gold	Eco-System Recycling Co., Ltd. East Plant*	Eco-System Recycling Co., Ltd. East Plant	JAPAN	CID000425
Gold	Eco-System Recycling Co., Ltd. North Plant*	Eco-System Recycling Co., Ltd. North Plant	JAPAN	CID003424
Gold	Eco-System Recycling Co., Ltd. West Plant*	Eco-System Recycling Co., Ltd. West Plant	JAPAN	CID003425
Gold	Emirates Gold DMCC*	Emirates Gold DMCC	UNITED ARAB EMIRATES	CID002561
Gold	Geib Refining Corporation*	Geib Refining Corporation	UNITED STATES OF AMERICA	CID002459
Gold	GCC Gujrat Gold Centre Pvt. Ltd.	GCC Gujrat Gold Centre Pvt. Ltd.	INDIA	CID002852
Gold	LT Metal Ltd.*	LT Metal Ltd.	KOREA, REPUBLIC OF	CID000689
Gold	Heimerle + Meule GmbH*	Heimerle + Meule GmbH	GERMANY	CID000694
Gold	Heraeus Metals Hong Kong Ltd.*	Heraeus Metals Hong Kong Ltd.	CHINA	CID000707
Gold	Heraeus Precious Metals GmbH & Co. KG**	Heraeus Precious Metals GmbH & Co. KG	GERMANY	CID000711
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.*	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	CID000801
Gold	Ishifuku Metal Industry Co., Ltd.*	Ishifuku Metal Industry Co., Ltd.	JAPAN	CID000807
Gold	Istanbul Gold Refinery*	Istanbul Gold Refinery	TURKEY	CID000814
Gold	Italpreziosi*	Italpreziosi	ITALY	CID002765
Gold	Japan Mint*	Japan Mint	JAPAN	CID000823
Gold	Jiangxi Copper Co., Ltd.*	Jiangxi Copper Co., Ltd.	CHINA	CID000855
Gold	JX Nippon Mining & Metals Co., Ltd.*	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937
Gold	Kazzinc*	Kazzinc	KAZAKHSTAN	CID000957
Gold	Kennecott Utah Copper LLC*	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	CID000969
Gold	KGHM Polska Miedz Spolka Akcyjna*	KGHM Polska Miedz Spolka Akcyjna	POLAND	CID002511
Gold	Kojima Chemicals Co., Ltd.*	Kojima Chemicals Co., Ltd.	JAPAN	CID000981
Gold	Korea Zinc Co., Ltd.*	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF	CID002605
Gold	L'Orfebre S.A.*	L'Orfebre S.A.	ANDORRA	CID002762
_____________________________
* RMAP Conformant.
** RMAP Active.

Metal	Reference List	Name	Country	Smelter Identification
Gold	LS-NIKKO Copper Inc.*	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	CID001078
Gold	Marsam Metals*	Marsam Metals	BRAZIL	CID002606
Gold	Materion*	Materion	UNITED STATES OF AMERICA	CID001113
Gold	Matsuda Sangyo Co., Ltd.*	Matsuda Sangyo Co., Ltd.	JAPAN	CID001119
Gold	Metalor Technologies (Hong Kong) Ltd.*	Metalor Technologies (Hong Kong) Ltd.	CHINA	CID001149
Gold	Metalor Technologies (Singapore) Pte., Ltd.*	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	CID001152
Gold	Metalor Technologies (Suzhou) Ltd.*	Metalor Technologies (Suzhou) Ltd.	CHINA	CID001147
Gold	Metalor Technologies S.A.*	Metalor Technologies S.A.	SWITZERLAND	CID001153
Gold	Metalor USA Refining Corporation*	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	CID001157
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.*	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	CID001161
Gold	Mitsubishi Materials Corporation*	Mitsubishi Materials Corporation	JAPAN	CID001188
Gold	Mitsui Mining and Smelting Co., Ltd.*	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193
Gold	MMTC-PAMP India Pvt., Ltd.*	MMTC-PAMP India Pvt., Ltd.	INDIA	CID002509
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.*	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	CID001220
Gold	Navoi Mining and Metallurgical Combinat*	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236
Gold	NH Recytech Company	NH Recytech Company	KOREA, REPUBLIC OF	CID003189
Gold	Nihon Material Co., Ltd.*	Nihon Material Co., Ltd.	JAPAN	CID001259
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH*	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	CID002779
Gold	Ohura Precious Metal Industry Co., Ltd.*	Ohura Precious Metal Industry Co., Ltd.	JAPAN	CID001325
Gold	PAMP S.A.*	PAMP S.A.	SWITZERLAND	CID001352
Gold	Planta Recuperadora de Metales SpA*	Planta Recuperadora de Metales SpA	CHILE	CID002919
Gold	PT Aneka Tambang (Persero) Tbk*	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397
Gold	PX Precinox S.A.*	PX Precinox S.A.	SWITZERLAND	CID001498
_____________________________
* RMAP Conformant.
** RMAP Active.

Metal	Reference List	Name	Country	Smelter Identification
Gold	Rand Refinery (Pty) Ltd.*	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	CID001512
Gold	REMONDIS PMR B.V.*	REMONDIS PMR B.V.	NETHERLANDS	CID002582
Gold	Royal Canadian Mint*	Royal Canadian Mint	CANADA	CID001534
Gold	SAAMP*	SAAMP	FRANCE	CID002761
Gold	Safimet S.p.A*	Safimet S.p.A	ITALY	CID002973
Gold	SAFINA A.S.*	SAFINA A.S.	CZECHIA	CID002290
Gold	Samduck Precious Metals*	Samduck Precious Metals	KOREA, REPUBLIC OF	CID001555
Gold	SAXONIA Edelmetalle GmbH*	SAXONIA Edelmetalle GmbH	GERMANY	CID002777
Gold	SEMPSA Joyeria Plateria S.A.*	SEMPSA Joyeria Plateria S.A.	SPAIN	CID001585
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.*	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622
Gold	Sichuan Tianze Precious Metals Co., Ltd.*	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	CID001736
Gold	Singway Technology Co., Ltd.*	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID002516
Gold	Solar Applied Materials Technology Corp.*	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	CID001761
Gold	Sumitomo Metal Mining Co., Ltd.*	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798
Gold	SungEel HiMetal Co., Ltd.*	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF	CID002918
Gold	T.C.A S.p.A*	T.C.A S.p.A	ITALY	CID002580
Gold	Tanaka Kikinzoku Kogyo K.K.*	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875
Gold	Shandong Gold Mining Co., Ltd.*	Shandong Gold Mining Co., Ltd.	CHINA	CID001916
Gold	Tokuriki Honten Co., Ltd.*	Tokuriki Honten Co., Ltd.	JAPAN	CID001938
Gold	TOO Tau-Ken-Altyn*	TOO Tau-Ken-Altyn	KAZAKHSTAN	CID002615
Gold	Torecom*	Torecom	KOREA, REPUBLIC OF	CID001955
Gold	Umicore Precious Metals Thailand*	Umicore Precious Metals Thailand	THAILAND	CID002314
Gold	Umicore S.A. Business Unit Precious Metals Refining*	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	CID001980
Gold	United Precious Metal Refining, Inc.*	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	CID001993
Gold	Valcambi S.A.*	Valcambi S.A.	SWITZERLAND	CID002003
_____________________________
* RMAP Conformant.
** RMAP Active.

Metal	Reference List	Name	Country	Smelter Identification
Gold	Western Australian Mint (T/a The Perth Mint)*	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	CID002030
Gold	WIELAND Edelmetalle GmbH*	WIELAND Edelmetalle GmbH	GERMANY	CID002778
Gold	Yamakin Co., Ltd.*	Yamakin Co., Ltd.	JAPAN	CID002100
Gold	Yokohama Metal Co., Ltd.*	Yokohama Metal Co., Ltd.	JAPAN	CID002129
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation*	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.*	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA	CID002243
Gold	C.I Metales Procesados Industriales SAS**	C.I Metales Procesados Industriales SAS	COLOMBIA	CID003421
Gold	Augmont Enterprises Private Limited**	Augmont Enterprises Private Limited	INDIA	CID003461
Gold	Alexy Metals**	Alexy Metals	UNITED STATES OF AMERICA	CID003500
Gold	Sancus ZFS (L’Orfebre, SA)**	Sancus ZFS (L’Orfebre, SA)	COLUMBIA	CID003529
Gold	Metal Concentrators SA (Pty) Ltd.*	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA	CID003575
Gold	WEEEREFINING**	WEEEREFINING	FRANCE	CID003615
Tantalum	Asaka Riken Co., Ltd.*	Asaka Riken Co., Ltd.	JAPAN	CID000092
Tantalum	Changsha South Tantalum Niobium Co., Ltd.*	Changsha South Tantalum Niobium Co., Ltd.	CHINA	CID000211
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.*	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA	CID000291
Tantalum	D Block Metals, LLC*	D Block Metals, LLC	UNITED STATES OF AMERICA	CID002504
Tantalum	Exotech Inc.*	Exotech Inc.	UNITED STATES OF AMERICA	CID000456
Tantalum	F&X Electro-Materials Ltd.*	F&X Electro-Materials Ltd.	CHINA	CID000460
Tantalum	FIR Metals & Resource Ltd.*	FIR Metals & Resource Ltd.	CHINA	CID002505
Tantalum	Global Advanced Metals Aizu*	Global Advanced Metals Aizu	JAPAN	CID002558
Tantalum	Global Advanced Metals Boyertown*	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	CID002557
_____________________________
* RMAP Conformant.
** RMAP Active.

Metal	Reference List	Name	Country	Smelter Identification
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED*	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA	CID000616
Tantalum	TANIOBIS Co., Ltd.*	TANIOBIS Co., Ltd.	THAILAND	CID002544
Tantalum	TANIOBIS GmbH*	TANIOBIS GmbH	GERMANY	CID002545
Tantalum	H.C. Starck Hermsdorf GmbH*	H.C. Starck Hermsdorf GmbH	GERMANY	CID002547
Tantalum	H.C. Starck Inc.*	H.C. Starck Inc.	UNITED STATES OF AMERICA	CID002548
Tantalum	TANIOBIS Japan Co., Ltd.*	TANIOBIS Japan Co., Ltd.	JAPAN	CID002549
Tantalum	TANIOBIS Smelting GmbH & Co. KG*	TANIOBIS Smelting GmbH & Co. KG	GERMANY	CID002550
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.*	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	CID002492
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.*	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	CID002512
Tantalum	Jiangxi Tuohong New Raw Material*	Jiangxi Tuohong New Raw Material	CHINA	CID002842
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.*	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	CID000914
Tantalum	Jiujiang Tanbre Co., Ltd.*	Jiujiang Tanbre Co., Ltd.	CHINA	CID000917
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.*	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	CID002506
Tantalum	KEMET Blue Metals*	KEMET Blue Metals	MEXICO	CID002539
Tantalum	LSM Brasil S.A.*	LSM Brasil S.A.	BRAZIL	CID001076
Tantalum	Metallurgical Products India Pvt., Ltd.*	Metallurgical Products India Pvt., Ltd.	INDIA	CID001163
Tantalum	Mineracao Taboca S.A.*	Mineracao Taboca S.A.	BRAZIL	CID001175
Tantalum	Mitsui Mining and Smelting Co., Ltd.*	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001192
Tantalum	NPM Silmet AS*	NPM Silmet AS	ESTONIA	CID001200
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.*	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CID001277
Tantalum	Meta Materials*	Meta Materials	NORTH MACEDONIA, REPUBLIC OF	CID002847
Tantalum	QuantumClean*	QuantumClean	UNITED STATES OF AMERICA	CID001508
_____________________________
* RMAP Conformant.
** RMAP Active.

Metal	Reference List	Name	Country	Smelter Identification
Tantalum	Resind Industria e Comercio Ltda.*	Resind Industria e Comercio Ltda.	BRAZIL	CID002707
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.*	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	CID001522
Tantalum	Solikamsk Magnesium Works OAO*	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	CID001769
Tantalum	Taki Chemical Co., Ltd.*	Taki Chemical Co., Ltd.	JAPAN	CID001869
Tantalum	Telex Metals*	Telex Metals	UNITED STATES OF AMERICA	CID001891
Tantalum	Ulba Metallurgical Plant JSC*	Ulba Metallurgical Plant JSC	KAZAKHSTAN	CID001969
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.*	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	CID002508
Tantalum	Yancheng Jinye New Material Technology Co., Ltd.*	Yancheng Jinye New Material Technology Co., Ltd.	CHINA	CID003583
Tin	Alpha*	Alpha	UNITED STATES OF AMERICA	CID000292
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.*	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	CID000228
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.*	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	CID003190
Tin	China Tin Group Co., Ltd.*	China Tin Group Co., Ltd.	CHINA	CID001070
Tin	PT Aries Kencana Sejahtera**	PT Aries Kencana Sejahtera	INDONESIA	CID000309
Tin	PT Rajehan Ariq*	PT Rajehan Ariq	INDONESIA	CID002593
Tin	CV Venus Inti Perkasa**	CV Venus Inti Perkasa	INDONESIA	CID002455
Tin	Dowa*	Dowa	JAPAN	CID000402
Tin	Metallo Spain S.L.U.*	Metallo Spain S.L.U.	SPAIN	CID002774
Tin	EM Vinto*	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	CID000438
Tin	Estanho de Rondonia S.A.**	Estanho de Rondonia S.A.	BRAZIL	CID000448
Tin	Fenix Metals*	Fenix Metals	POLAND	CID000468
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.*	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	CID000538
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.*	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	CID000555
_____________________________
* RMAP Conformant.
** RMAP Active.

Metal	Reference List	Name	Country	Smelter Identification
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.*	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	CID003116
Tin	HuiChang Hill Tin Industry Co., Ltd.*	HuiChang Hill Tin Industry Co., Ltd.	CHINA	CID002844
Tin	Ma'anshan Weitai Tin Co., Ltd.*	Ma'anshan Weitai Tin Co., Ltd.	CHINA	CID003379
Tin	Magnu's Minerais Metais e Ligas Ltda.*	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	CID002468
Tin	Malaysia Smelting Corporation (MSC)*	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105
Tin	Melt Metais e Ligas S.A.*	Melt Metais e Ligas S.A.	BRAZIL	CID002500
Tin	Metallic Resources, Inc.*	Metallic Resources, Inc.	UNITED STATES OF AMERICA	CID001142
Tin	Metallo Belgium N.V.*	Metallo Belgium N.V.	BELGIUM	CID002773
Tin	Mineracao Taboca S.A.*	Mineracao Taboca S.A.	BRAZIL	CID001173
Tin	Minsur*	Minsur	PERU	CID001182
Tin	Mitsubishi Materials Corporation*	Mitsubishi Materials Corporation	JAPAN	CID001191
Tin	Jiangxi New Nanshan Technology Ltd.*	Jiangxi New Nanshan Technology Ltd.	CHINA	CID001231
Tin	O.M. Manufacturing (Thailand) Co., Ltd.*	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	CID001314
Tin	O.M. Manufacturing Philippines, Inc.*	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	CID002517
Tin	Operaciones Metalurgicas S.A.*	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)	CID001337
Tin	PT Artha Cipta Langgeng*	PT Artha Cipta Langgeng	INDONESIA	CID001399
Tin	PT ATD Makmur Mandiri Jaya*	PT ATD Makmur Mandiri Jaya	INDONESIA	CID002503
Tin	PT Babel Inti Perkasa*	PT Babel Inti Perkasa	INDONESIA	CID001402
Tin	PT Babel Surya Alam Lestari*	PT Babel Surya Alam Lestari	INDONESIA	CID001406
Tin	PT Bangka Serumpun*	PT Bangka Serumpun	INDONESIA	CID003205
Tin	PT Bukit Timah*	PT Bukit Timah	INDONESIA	CID001428
Tin	PT Cipta Persada Mulia*	PT Cipta Persada Mulia	INDONESIA	CID002696
Tin	PT Menara Cipta Mulia*	PT Menara Cipta Mulia	INDONESIA	CID002835
Tin	PT Mitra Stania Prima*	PT Mitra Stania Prima	INDONESIA	CID001453
Tin	PT Timah Nusantara**	PT Timah Nusantara	INDONESIA	CID001486
_____________________________
* RMAP Conformant.
** RMAP Active.

Metal	Reference List	Name	Country	Smelter Identification
Tin	PT Prima Timah Utama*	PT Prima Timah Utama	INDONESIA	CID001458
Tin	PT Rajawali Rimba Perkasa*	PT Rajawali Rimba Perkasa	INDONESIA	CID003381
Tin	PT Refined Bangka Tin*	PT Refined Bangka Tin	INDONESIA	CID001460
Tin	PT Sariwiguna Binasentosa*	PT Sariwiguna Binasentosa	INDONESIA	CID001463
Tin	PT Stanindo Inti Perkasa*	PT Stanindo Inti Perkasa	INDONESIA	CID001468
Tin	PT Sukses Inti Makmur	PT Sukses Inti Makmur	INDONESIA	CID002816
Tin	PT Timah Tbk Kundur*	PT Timah Tbk Kundur	INDONESIA	CID001477
Tin	PT Timah Tbk Mentok*	PT Timah Tbk Mentok	INDONESIA	CID001482
Tin	PT Tinindo Inter Nusa*	PT Tinindo Inter Nusa	INDONESIA	CID001490
Tin	Resind Industria e Comercio Ltda.*	Resind Industria e Comercio Ltda.	BRAZIL	CID002706
Tin	Rui Da Hung*	Rui Da Hung	TAIWAN, PROVINCE OF CHINA	CID001539
Tin	Soft Metais Ltda.*	Soft Metais Ltda.	BRAZIL	CID001758
Tin	Super Ligas**	Super Ligas	BRAZIL	CID002756
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.*	Thai Nguyen Mining and Metallurgy Co., Ltd.	VIET NAM	CID002834
Tin	Thaisarco*	Thaisarco	THAILAND	CID001898
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.*	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	CID001908
Tin	Tin Technology & Refining*	Tin Technology & Refining	UNITED STATES OF AMERICA	CID003325
Tin	White Solder Metalurgia e Mineracao Ltda.*	White Solder Metalurgia e Mineracao Ltda.	BRAZIL	CID002036
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.*	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158
Tin	Yunnan Tin Company Limited*	Yunnan Tin Company Limited	CHINA	CID002180
Tin	Luna Smelter, Ltd.*	Luna Smelter, Ltd.	RWANDA	CID003387
Tin	PT Mitra Sukses Globalindo**	PT Mitra Sukses Globalindo	INDONESIA	CID003449
Tin	Novosibirsk Processing Plant Ltd.*	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION	CID001305
_____________________________
* RMAP Conformant.
** RMAP Active.

Metal	Reference List	Name	Country	Smelter Identification
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda**	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL	CID003486
Tin	CRM Synergies*	CRM Synergies	SPAIN	CID003524
Tin	Fabrica Auricchio Industria e Comercio Ltda.*	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL	CID003582
Tungsten	A.L.M.T. Corp.*	A.L.M.T. Corp.	JAPAN	CID000004
Tungsten	ACL Metais Eireli*	ACL Metais Eireli	BRAZIL	CID002833
Tungsten	Asia Tungsten Products Vietnam Ltd.*	Asia Tungsten Products Vietnam Ltd.	VIET NAM	CID002502
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.*	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	CID002513
Tungsten	China Molybdenum Co., Ltd.*	China Molybdenum Co., Ltd.	CHINA	CID002641
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.*	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	CID000258
Tungsten	Fujian Ganmin RareMetal Co., Ltd.*	Fujian Ganmin RareMetal Co., Ltd.	CHINA	CID003401
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.*	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA	CID002645
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.*	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	CID000875
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.*	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	CID002315
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.*	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494
Tungsten	Global Tungsten & Powders Corp.*	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA	CID000568
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.*	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	CID000218
Tungsten	H.C. Starck Tungsten GmbH*	H.C. Starck Tungsten GmbH	GERMANY	CID002541
Tungsten	TANIOBIS Smelting GmbH & Co. KG*	TANIOBIS Smelting GmbH & Co. KG	GERMANY	CID002542
Tungsten	Hunan Chenzhou Mining Co., Ltd.*	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000766
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.*	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	CID000769
_____________________________
* RMAP Conformant.
** RMAP Active.

Metal	Reference List	Name	Country	Smelter Identification
Tungsten	Hydrometallurg, JSC*	Hydrometallurg, JSC	RUSSIAN FEDERATION	CID002649
Tungsten	Japan New Metals Co., Ltd.*	Japan New Metals Co., Ltd.	JAPAN	CID000825
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.*	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	CID002551
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.*	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	CID002321
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.*	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	CID002318
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.*	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	CID002317
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.*	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002316
Tungsten	JSC "Kirovgrad Hard Alloys Plant"**	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION	CID003408
Tungsten	Kennametal Fallon*	Kennametal Fallon	UNITED STATES OF AMERICA	CID000966
Tungsten	Kennametal Huntsville*	Kennametal Huntsville	UNITED STATES OF AMERICA	CID000105
Tungsten	KGETS Co., Ltd.*	KGETS Co., Ltd.	KOREA, REPUBLIC OF	CID003388
Tungsten	Lianyou Metals Co., Ltd.*	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID003407
Tungsten	Malipo Haiyu Tungsten Co., Ltd.*	Malipo Haiyu Tungsten Co., Ltd.	CHINA	CID002319
Tungsten	Moliren Ltd.*	Moliren Ltd.	RUSSIAN FEDERATION	CID002845
Tungsten	Niagara Refining LLC*	Niagara Refining LLC	UNITED STATES OF AMERICA	CID002589
Tungsten	Masan High-Tech Materials*	Masan High-Tech Materials*	VIET NAM	CID002543
Tungsten	Philippine Chuangxin Industrial Co., Inc.*	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	CID002827
Tungsten	Unecha Refractory metals plant*	Unecha Refractory metals plant	RUSSIAN FEDERATION	CID002724
Tungsten	Wolfram Bergbau und Hutten AG*	Wolfram Bergbau und Hutten AG	AUSTRIA	CID002044
Tungsten	Woltech Korea Co., Ltd.*	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF	CID002843
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.*	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320
_____________________________
* RMAP Conformant.
** RMAP Active.

Metal	Reference List	Name	Country	Smelter Identification
Tungsten	Xiamen Tungsten Co., Ltd.*	Xiamen Tungsten Co., Ltd.	CHINA	CID002082
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.*	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	CID002830
Tungsten	NPP Tyazhmetprom LLC**	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION	CID003416
Tungsten	GEM Co., Ltd.*	Jingmen Dewei GEM Tungsten Resources Recycling Co., Ltd.	CHINA	CID003417
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.**	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL	CID003427
Tungsten	Cronimet Brasil Ltda*	Cronimet Brasil Ltda	BRAZIL	CID003468
Tungsten	Fujian Xinlu Tungsten*	Fujian Xinlu Tungsten	CHINA	CID003609
Tungsten	OOO “Technolom” 1**	OOO “Technolom” 1	RUSSIAN FEDERATION	CID003614
Tungsten	OOO “Technolom” 2**	OOO “Technolom” 2	RUSSIAN FEDERATION	CID003612

_____________________________
* RMAP Conformant.
** RMAP Active.

Countries of Origin***

Andorra	Ethiopia	Lithuania	Senegal
Argentina	Fiji	Luxembourg	Serbia
Armenia	Finland	Macau	Sierra Leone
Australia	France	Madagascar	Singapore
Austria	French Guiana	Malaysia	Slovakia
Azerbaijan	Gabon	Mali	Slovenia
Bahrain	Georgia	Malta	Solomon Islands
Belarus	Germany	Mauritania	South Africa
Belgium	Ghana	Mexico	South Korea
Benin	Greece	Monaco	Spain
Bolivia	Guatemala	Mongolia	Sri Lanka
Bolivia (Plurinational State of)	Guinea	Montenegro	St Lucia
Bosnia & Herzegovina	Guyana	Morocco	Sudan
Botswana	Haiti	Mozambique	Suriname
Brazil	Honduras	Myanmar	Swaziland
Bulgaria	Hong Kong	Namibia	Sweden
Burkina Faso	Hungary	Netherlands	Switzerland
Burundi†	Iceland	New Zealand	Taiwan
Cameroon	India	Nicaragua	Tajikistan
Canada	Indonesia	Niger	Tanzania†
Cayman Islands	Ireland	Nigeria	Thailand
Chile	Israel	North Macedonia	Togo
China	Italy	Norway	Tunisia
Colombia	Ivory Coast	Oman	Turkey
Democratic Republic of the Congo†	Japan	Pakistan	Uganda†
Costa Rica	Jordan	Panama	Ukraine
Cote d'Ivoire	Kazakhstan	Papua New Guinea	United Arab Emirates
Cuba	Kenya	Peru	United Kingdom of Great Britain and Northern Ireland
Curacao	Korea	Philippines	United States of America
Cyprus	Krygyzstan	Poland	Uruguay
Czechia	Kuwait	Portugal	USA
Denmark	Kyrgyzstan	Puerto Rico	Uzbekistan
Dominican Republic	Laos	Romania	Venezuela
Ecuador	Latvia	Russian Federation	Vietnam
Egypt	Lebanon	Rwanda†	Zambia†
Eritrea	Liberia	San Marino	Zimbabwe
Estonia	Liechtenstein	Saudi Arabia
_____________________________
*** Country of origin information of the Conflict Minerals used by RMAP Conformant smelters is provided by the RMI. Due to confidentiality restrictions, the RMI may only disclose country of origin information on an aggregate basis where the country of origin is not the DRC.
† Covered Country.